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                                                                      Exhibit 24

                                POWER OF ATTORNEY


                  We, the undersigned officers and directors of Fedders Corporation (the "COMPANY"), hereby severally constitute Kent E. Hansen and Robert N. Edwards, and each of them singly, as our attorneys-in-fact with full power to them, and each of them singly, to sign for us and in our names and in our capacities as directors and/or officers of the Company, the Registration Statement on Form S-8 relating to the delivery of up to 150,000 shares of the Company's Common Stock, $.01 par value, pursuant to the Fedders Corporation Plan to Compensate Non-Employee Directors, and any and all amendments thereto, which Registration Statement is being filed pursuant to the Securities Act of 1933, as amended, and, in general, to do all such things in our names and behalf and in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, including the filing of such amendments, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, and all that our said attorneys may do or cause to be done by virtue hereof.

                  In witness whereof, the undersigned have hereunto set his hand and seal this 18th day of July, 2002.

/s/ Sal Giordano, Jr.                       /s/      William J. Brennan
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Sal Giordano, Jr.                                    William J. Brennan

/s/ David C. Chang                          /s/      Michael L. Ducker
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David C. Chang                                       Michael L. Ducker

/s/ Joseph Giordano                         /s/      C. A. Keen
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Joseph Giordano                                      C. A. Keen

/s/ Howard S. Modlin                        /s/      S. A. Muscarnera
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Howard S. Modlin                                     S. A. Muscarnera

/s/ Anthony E. Puleo                        /s/      Michael Giordano
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Anthony E. Puleo                                     Michael Giordano